Table of Contents

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Brasil Telecom Participações S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Annual Report on Form 20-F for the fiscal year ended December 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated: June 23, 2004	/s/ Humberto José Rocha Braz Name: Humberto José Rocha Braz Title: Chief Executive Officer

Dated: June 23, 2004	/s/ Paulo Pedrão Rio Branco Name: Paulo Pedrão Rio Branco Title: Financial Executive Officer